Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Media 100 Inc. (the “Company”) hereby certifies to my knowledge that the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2003	Signed:	/s/ John A. Molinari

Name: John A. Molinari Title: Chief Executive Officer and President

Date: October 15, 2003	Signed:	/s/ Steven D. Shea

Name: Steven D. Shea Title: Chief Financial Officer